UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 7, 2008 (February 1, 2008)

Date of Report (Date of earliest event reported)

BEA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22369	77-0394711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2315 North First Street

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 570-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a) On February 1, 2008, BEA Systems, Inc., a Delaware corporation (“BEA” or the “Company”) received a Staff Determination Letter from the staff of The Nasdaq Stock Market LLC stating that BEA did not hold an annual meeting of stockholders for the fiscal year ended January 31, 2007 (the “2007 Annual Meeting”), or solicit proxies or file a proxy statement relating to the 2007 Annual Meeting, by the end of its next fiscal year, January 31, 2008, as required by Marketplace Rules 4350(e) and 4350(g). The letter further states that the staff has determined to delist the Company’s securities from The Nasdaq Stock Market, and that, unless the Company appeals this determination, trading of the Company’s common stock will be suspended on February 12, 2008. The letter was anticipated due to the Company’s decision to schedule the 2007 Annual Meeting after the end of its fiscal year. The Company intends to appeal the staff’s determination to a Nasdaq Listing Qualifications Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series, before February 8, 2008. The appeal will stay the suspension of the Company’s common stock pending the Panel’s decision.

As a result of the Company’s review of its historical stock option granting practices, the Company filed its Annual Report on Form 10-K for the fiscal year ended January 31, 2007 on a delayed basis, and subsequently scheduled the 2007 Annual Meeting for March 18, 2008. On February 6, 2008, the Company filed a proxy statement relating to the 2007 Annual Meeting with the United States Securities and Exchange Commission (the “SEC”).

Also as previously disclosed, on January 16, 2008, BEA entered into a definitive merger agreement with Oracle Corporation. The Company plans to seek the approval of its stockholders for the proposed merger at a special meeting of stockholders to be held after the 2007 Annual Meeting, and on February 7, 2008 filed a preliminary proxy statement with the SEC in connection with the proposed merger.

Nasdaq Marketplace Rule 4804(b) requires BEA to make a public announcement that discloses its receipt of the letter and the Nasdaq rules upon which it is based. The full text of the press release intended to satisfy the public announcement requirement is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated February 7, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

Date: February 7, 2008	By:	/s/ Mark P. Dentinger
Mark P. Dentinger
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated February 7, 2008.